                         TOYOTA MOTOR CREDIT CORPORATION
         SERVICER'S Report -- Toyota Auto Receivables 1999-A Owner Trust
        Distribution Date of December 15, 1999 for the Collection Period
                   November 1, 1999 through November 30, 1999


------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
                                                                  CLASS A-1             CLASS A-2             CLASS A-3
                                                                  ---------             ---------             ---------
                                              Total                Balance               Balance               Balance
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
POOL DATA - ORIGINAL DEAL PARAMETERS
------------------------------------
  Securities Balance                        $961,976,586.54     $303,000,000.00          284,000,000.00     $334,093,000.00
  Receivables Pool Balance                  $961,976,586.54
  Principal Factor                               1.00000000          1.00000000              1.00000000          1.00000000
  Rate                                                                   5.365%                  5.800%              6.150%
  Targeted Maturity Date                                         July 17,2000         December 17, 2001      August 16, 2004
  Number of Contracts                                86,327
  Weighted Average Coupon                             9.85%
  Weighted Average Remaining Term                     57.57 months
  Servicing Fee Rate                                  1.00%


POOL DATA - PRIOR MONTH
-----------------------
  Securities Balance                        $808,580,358.36     $149,603,771.82         $284,000,000.00     $334,093,000.00
  Receivables Pool Balance                  $808,580,358.36
  Securities Pool Factor                         0.84054058          0.49374182              1.00000000          1.00000000
  Number of Contracts                                79,920
  Weighted Average Coupon                             9.85%
  Weighted Average Remaining Term                     36.10 months
  Precompute and Simple Interest Advances   $  3,417,944.57
  Payahead Account Balance                  $  2,765,043.89
  Supplemental Servicing Fee Received       $    114,753.42
  Interest Shortfall                        $          -        $          -            $          -        $          -
  Principal Shortfall                       $          -

POOL DATA - CURRENT MONTH
-------------------------
  Securities Balance                        $772,211,295.88     $113,234,709.34          284,000,000.00     $334,093,000.00
  Receivables Pool Balance                  $772,211,295.88
  Targeted Principal Balance                                         na                     na              $334,093,000.00
  Securities Pool Factor                         0.80273398          0.37371191              1.00000000          1.00000000
  Number of Contracts                                78,227
  Weighted Average Coupon                             9.85%
  Weighted Average Remaining Term                     35.27 months
  Precompute and Simple Interest Advances   $  3,346,036.01
  Payahead Account Balance                  $  2,794,538.06
  Supplemental Servicing Fee Received       $    117,295.40
  Interest Shortfall                        $          -        $          -            $          -        $          -
  Principal Shortfall                       $          -
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                                 CLASS B             CLASS C
                                                 -------             -------
                                                 Balance             Balance
--------------------------------------------------------------------------------
POOL DATA - ORIGINAL DEAL PARAMETERS
------------------------------------
  Securities Balance                         $26,454,000.00      $14,429,586.54
  Receivables Pool Balance
  Principal Factor                               1.00000000          1.00000000
  Rate                                               6.300%               6.70%
  Targeted Maturity Date                     August 16, 2004     August 16, 2004
  Number of Contracts
  Weighted Average Coupon
  Weighted Average Remaining Term
  Servicing Fee Rate

POOL DATA - PRIOR MONTH

  Securities Balance                         $26,454,000.00      $14,429,586.54
  Receivables Pool Balance
  Securities Pool Factor                         1.00000000          1.00000000
  Number of Contracts
  Weighted Average Coupon
  Weighted Average Remaining Term
  Precompute and Simple Interest Advances
  Payahead Account Balance
  Supplemental Servicing Fee Received
  Interest Shortfall                         $         -         $         -
  Principal Shortfall

POOL DATA - CURRENT MONTH
-------------------------
  Securities Balance                         $26,454,000.00      $14,429,586.54
  Receivables Pool Balance
  Targeted Principal Balance                 $26,454,000.00      $14,429,586.54
  Securities Pool Factor                         1.00000000          1.00000000
  Number of Contracts
  Weighted Average Coupon
  Weighted Average Remaining Term
  Precompute and Simple Interest Advances
  Payahead Account Balance
  Supplemental Servicing Fee Received
  Interest Shortfall                         $         -         $         -
  Principal Shortfall
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


RESERVE FUND
  Initial Deposit Amount                                            $ 7,214,824.00
  Specified Reserve Fund Percentage                                          0.75%
  Specified Reserve Fund Amount                                     $ 7,214,824.00
  Specified Reserve Fund Percentage (if Condition i or ii met)               5.50%
  Specified Reserve Fund Amount (if Condition i or ii met)          $42,471,621.27

  Beginning Balance                                                 $ 7,214,824.00
  Withdraw for Servicing Fee Due                                              -
  Withdraw for Class A Interest Due                                           -
  Withdraw for First Allocation of Principal Due                              -
  Withdraw for Class B Interest Due                                           -
  Withdraw for Second Allocation of Principal Due                             -
  Withdraw for Class C Interest Due                                           -
                                                                    ---------------
  Total Withdraw                                                              -
  Amount Available for Deposit to the Reserve Fund                    1,696,854.19
                                                                    ---------------
  Reserve Fund Balance Prior to Release                               8,911,678.19
  Reserve Fund Required Amount                                        7,214,824.00
  Reserve Fund Release to Seller                                      1,696,854.19
                                                                    ---------------
  Ending Reserve Fund Balance                                       $ 7,214,824.00
-----------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
LIQUIDATION OF CHARGE-OFFS AND REPOSSESSIONS
--------------------------------------------



                                                                      VEHICLES               AMOUNT
                                                                      --------               ------
     Liquidated Contracts                                                63
                                                                         --
     Gross Principal Balance of Liquidated Receivables                                   $  602,621.61
     Net Liquidation Proceeds Received During the Collection Period                        (344,224.46)
     Recoveries on Previously Liquidated Contracts                                           (3,196.91)
                                                                                       ----------------
     Aggregate Credit Losses for the Collection Period                                     $255,200.24
                                                                                       ----------------


                                                                                       ----------------

     Cumulative Credit Losses for all Periods                            174               $686,293.30
                                                                         ---           ----------------
     Repossessed in Current Period                                       73
                                                                         --

   RATIO OF NET CREDIT LOSSES TO THE AVERAGE POOL BALANCE                         Annualized Average
   FOR EACH COLLECTION PERIOD:                                                      Charge-Off Rate
       Second Preceding Collection Period                                                        0.20%
       First Preceding Collection Period                                                         0.35%
       Current Collection Period                                                                 0.39%

   ----------------------------------------------------------------------------------------------------
   CONDITION (i) (CHARGE-OFF RATE)
   -------------------------------
   Three Month Average                                                                           0.31%
   Charge-off Rate Indicator ( > 1.25%)                                              CONDITION NOT MET
   ----------------------------------------------------------------------------------------------------


   DELINQUENT AND REPOSSESSED CONTRACTS
   ------------------------------------

                                              PERCENT     CONTRACTS      PERCENT           AMOUNT
                                              -------   -------------    --------         --------
     31-60 Days Delinquent                     1.66%           1,297       1.71%        $13,171,559.49
     61-90 Days Delinquent                     0.17%             134       0.18%          1,423,668.72
     Over 90 Days Delinquent                   0.12%              95       0.14%          1,116,944.11
                                                        -------------                 -----------------
     Total Delinquencies                                       1,526                    $15,712,172.32
                                                        =============                 =================


     Repossessed Vehicle Inventory                               121 *
      * Included with delinquencies above

   RATIO OF NUMBER OF CONTRACTS DELINQUENT 60 DAYS OR MORE TO THE OUTSTANDING
               NUMBER OF RECEIVABLES AS OF EACH COLLECTION PERIOD (INCLUDES REPOSSESSIONS):

     Second Preceding Collection Period                                                        0.17%
     First Preceding Collection Period                                                         0.24%
     Current Collection Period                                                                 0.29%

 ------------------------------------------------------------------------------------------------------
 CONDITION (ii) (DELINQUENCY PERCENTAGE)
 ---------------------------------------
 Three Month Average                                                                           0.23%
 Delinquency Percentage Indicator ( > 1.25%)                                       CONDITION NOT MET
 ------------------------------------------------------------------------------------------------------

                    TOYOTA MOTOR CREDIT CORPORATION
     SERVICER'S Report -- Toyota Auto Receivables 1999-A Owner Trust Distribution Date of December 15, 1999 for the Collection Period
               November 1, 1999 through November 30, 1999


----------------------------------------------------------------------------------------------------------------------
                                                                              CLASS A-1             CLASS A-2
                                                                              ---------             ---------
                                                          Total                Balance               Balance

----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
COLLECTIONS

  Principal Payments Received                           $ 35,766,440.87
  Interest Payments Received                               6,700,469.65
  Net Precomputed Payahead Amount                            (29,494.17)
  Aggregate Net Liquidation Proceeds Received                347,421.37
  Principal on Repurchased Contracts                                  -
  Interest on Repurchased Contracts                                   -
                                                   ---------------------
  Total Collections                                     $ 42,784,837.72
  Net Simple Interest Advance Amount                         (99,895.28)
  Net Precomputed Advance Amount                              27,986.72
                                                   ---------------------
  Total Available Amount                                $ 42,712,929.16



AMOUNTS DUE
-----------
  Servicing Fee                                         $    673,816.97
  Accrued and Unpaid Interest - Class A                    3,753,746.83
  First Allocation Principal Distribution                             -
  Accrued and Unpaid Interest - Class B                      138,883.50
  Second Allocation Principal Distribution                21,939,475.94
  Accrued and Unpaid Interest - Class C                       80,565.19
  Regular Principal Distribution Amount                   14,429,586.54
  Deposit to Reserve Fund                                  1,696,854.19
                                                   ---------------------
  Total Amount Due                                      $ 42,712,929.16

ACTUAL DISTRIBUTIONS

  Servicing Fee                                         $    673,816.97
  Interest                                                 3,973,195.52    $    668,853.53          $ 1,372,666.67
  Principal                                               36,369,062.48      36,369,062.48                    -
  Deposit to Reserve Fund                                  1,696,854.19
                                                   ---------------------  ------------------   ---------------------
  Total Amount Distributed                              $ 42,712,929.16    $  37,037,916.01         $ 1,372,666.67
--------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------
                                                    CLASS A-3             CLASS B             CLASS C
                                                    ---------             -------             -------
                                                     Balance              Balance             Balance

-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
COLLECTIONS

  Principal Payments Received
  Interest Payments Received
  Net Precomputed Payahead Amount
  Aggregate Net Liquidation Proceeds Received
  Principal on Repurchased Contracts
  Interest on Repurchased Contracts


  Total Collections
  Net Simple Interest Advance Amount
  Net Precomputed Advance Amount


  Total Available Amount



AMOUNTS DUE
-----------
  Servicing Fee
  Accrued and Unpaid Interest - Class A
  First Allocation Principal Distribution
  Accrued and Unpaid Interest - Class B
  Second Allocation Principal Distribution
  Accrued and Unpaid Interest - Class C
  Regular Principal Distribution Amount
  Deposit to Reserve Fund
  Total Amount Due

ACTUAL DISTRIBUTIONS
  Servicing Fee
  Interest                                         $ 1,712,226.63         $ 138,883.50         $ 80,565.19
  Principal                                                     -                    -                   -
  Deposit to Reserve Fund
                                                 -----------------   ------------------  ------------------
  Total Amount Distributed                         $ 1,712,226.63         $ 138,883.50         $ 80,565.19
-----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
MONTHLY INFORMATION BY TYPE OF LOAN
-----------------------------------

PRECOMPUTED CONTRACTS
  Scheduled Principal Collections                                                    $ 6,168,310.24
  Prepayments in Full                                         457 contracts          $ 3,126,812.75
  Repurchased Receivables Principal                                                            -
  Payments Behind/Ahead on Repurchased Receivables                                             -
  Total Collections                                                                  $11,132,982.90
  Advances - Reimbursement of Previous Advances                                                -
  Advances - Current Advance Amount                                                  $    27,986.72
  Payahead Account - Payments Applied                                                          -
  Payahead Account - Additional Payaheads                                            $    29,494.17




SIMPLE INTEREST CONTRACTS
  Collected Principal                                                                $16,332,784.90
  Prepayments in Full                                        1173 contracts          $10,138,532.98
  Collected Interest                                                                  $4,862,609.74
  Repurchased Receivables Principal                                                            -
  Repurchased Receivables Interest                                                             -
  Advances - Reimbursement of Previous Advances                                           99,895.28
  Advances - Current Advance Amount                                                           $0.00


----------------------------------------------------------------------------------------------------

I hereby certify to the best of my knowledge that the report provided is true and correct.

/s/ HOLLY PEARSON
---------------------------------------------------
Holly Pearson
Treasury Operations Manager